Exhibit 10.4

AMENDMENT NO. 1
TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 18, 2012 among ASSISTED LIVING CONCEPTS, INC., a Nevada corporation (the “Borrower”), the Lenders currently party to the Credit Agreement referred to below, and U.S. Bank National Association, as Administrative Agent and Collateral Agent, Swingline Lender and L/C Issuer.

RECITALS:

The parties hereto are parties to that certain Credit Agreement dated as of February 18, 2011 (the “Credit Agreement”) among the Borrower, the lenders party thereto (collectively, the “Lenders”; individually, a “Lender”), and U.S. Bank National Association, in its separate capacities as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as Swingline Lender (in such capacity, the “Swingline Lender”), and L/C Issuer (in such capacity, the “LC Issuer”).

The Borrower has informed the Administrative Agent that it wishes to acquire 12 senior living facilities that are currently operated by the Borrower under two separate lease agreements with Ventas Realty, Limited Partnership and its general partner Ventas, Inc. and MLD Delaware Trust for a total cash purchase price of up to $100,000,000 (the “Ventas Acquisition”), funded in part by a Revolving Loan under the Credit Agreement.  The Ventas Acquisition would cause the Borrower to exceed the limitation on Consolidated Growth Capital Expenditures set forth in section 8.16 of the Credit Agreement, and if the Ventas Acquisition were treated as an Investment it would not be permitted under Section 8.3 of the Credit Agreement.  Accordingly, the Borrower cannot enter into the Ventas Acquisition without the consent of the Required Lenders.  Therefore, in order to permit the Ventas Acquisition, certain consents and amendments are required under the Credit Agreement as provided in this Amendment.  The Administrative Agent and the Lenders have agreed to such consents and amendments, subject to all of the terms and conditions hereof.

NOW, THEREFORE, the parties hereby agree as follows:

Definitions.  All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms by the Credit Agreement.

Amendments to Credit Agreement.  Upon satisfaction of the conditions set forth herein, the Credit Agreement shall be amended, effective as of the date of this Amendment, as follows:

All references to the Credit Agreement in the Credit Agreement and in any of the Loan Documents shall refer to the Credit Agreement as amended hereby.

Section 8.16 of the Credit Agreement is amended and restated in its entirety as follows:

Section 8.16  Capital Expenditures.  The aggregate amount of all Consolidated Growth Capital Expenditures in any Fiscal Year shall not exceed (i) $15,000,000 for the period from May 18, 2012 through December 31, 2012 (not including cash consideration of up to $100,000,000 paid by the Borrower for the Ventas Acquisition), and (ii) $35,000,000 for each Fiscal Year thereafter beginning with the Fiscal Year ending December 31, 2013; provided, however, that any portion of such amount that remains unused for Consolidated Growth Capital Expenditures at the end of any Fiscal Year may be carried over and used for Consolidated Growth Capital Expenditures in the following Fiscal Year; and provided, further, that the cumulative unused amounts may be carried over into successive Fiscal Years, but the total unused amount carried over from any Fiscal Year to the next for Consolidated Growth Capital Expenditures may not exceed $35,000,000.

The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is amended by inserting an additional sentence at the end of such definition reading as follows: “Notwithstanding the foregoing, the Applicable Margin shall equal the percentage set forth in the appropriate column opposite Level II in the table above, effective immediately upon the closing of the Ventas Acquisition until the next date of determination as provided above.”

A new definition of “Ventas Acquisition” is inserted in the appropriate alphabetical order in Section 1.1 of the Credit Agreement reading as follows:

“Ventas Acquisition” means the acquisition by the Borrower of twelve (12) senior living facilities from Ventas Realty, Limited Partnership and Ventas, Inc. and MLD Delaware Trust for a total cash purchase price of up to $100,000,000.

Consent.  Subject to all of the terms and conditions of this Amendment, the Required Lenders and the Administrative Agent hereby consent to the Ventas Acquisition and the Revolving Loan drawn by the Borrower to pay a portion of the purchase price for the Ventas Acquisition notwithstanding any term in the Credit Agreement to the contrary.

Conditions.  Notwithstanding the foregoing, this Amendment shall not become effective unless and until (i) it has been executed and delivered by the Borrower, the Required Lenders and the Administrative Agent, and acknowledged and agreed to by all of the Guarantors, and (ii) the Borrower shall have paid to the Administrative Agent for the account of each Lender that signs this Amendment (each a “Consenting Lender”) an amendment fee equal to 0.25% of the Revolving Credit Commitment of such Consenting Lender.

Representations and Warranties.  The Borrower repeats and reaffirms the representations and warranties set forth in Article IV of the Credit Agreement.  The Borrower also represents and warrants that the execution, delivery and performance of this Amendment are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action and do not and will not:  (i) require any consent or approval of the shareholders of the Borrower which has not been obtained; (ii) violate any provision of the articles of incorporation or bylaws of the Borrower or of any law, regulation, order, or judgment presently in effect having applicability to the Borrower or any Affiliate of the Borrower; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority; or (iv) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Borrower or any Affiliate of the Borrower pursuant to, any indenture or other agreement or instrument under which the Borrower or any such Affiliate is a party or by which it or its properties may be bound or affected.  This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors’ rights generally.

Confirmation of Agreements.  Except as expressly provided above, the Credit Agreement, and all of the Loan Documents shall remain in full force and effect, and this Amendment shall not release, discharge or satisfy any present or future debts, obligations or liabilities to the Lenders of the Borrower or of any Guarantor or other person or entity liable for payment or performance of any of such debts, obligations or liabilities of the Borrower, or any security interest, mortgage lien or other collateral or security for any of such debts, obligations or liabilities of the Borrower or such Guarantors, or other persons or entities, or waive any default, and the Lenders expressly reserve all of their rights and remedies with respect to the Borrower and all such Guarantors or other persons or entities, and all such security interests, mortgage liens and other collateral and security.  This is an amendment and not a novation.

Miscellaneous.  The Borrower shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration and enforcement of this Amendment and including without limitation the reasonable fees and disbursements of counsel for the Administrative Agent, whether or not any transaction contemplated by this Amendment is consummated.  The provisions of this Amendment shall inure to the benefit of and be binding upon any successor to any of the parties hereto.  All agreements, representations and warranties made herein shall survive the execution of this Amendment.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.  This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment is solely for the benefit of the parties hereto and their permitted successors and assigns.  No other person or entity shall have any rights under, or because of the existence of, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

ASSISTED LIVING CONCEPTS, INC.

By:
Name:
Title:

Agreed to as of the date first above written:

U.S. BANK NATIONAL ASSOCIATION, as a Lender and as Administrative Agent, Swingline Lender and L/C Issuer

By:
Name:
Title:

COMPASS BANK

By:
Name:
Title:

FIRSTMERIT BANK, N.A.

By:
Name:
Title:

BMO HARRIS BANK N.A.

By:
Name:
Title:

RBS CITIZENS, N.A.

By:
Name:
Title:

ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

Each of the undersigned Guarantors hereby consents to the foregoing Amendment No. 1 to Credit Agreement and agrees that the Guaranty and Security Agreement dated as of February 18, 2011, and all related Loan Documents to which such Guarantor is a party, shall remain in full force and effect after giving effect to the foregoing Amendment.

Dated as of the date first above written.

ALC REAL ESTATE, LLC
ALC PROPERTIES II, INC.
TEXAS ALC II, INC.

By:
Name:
Title: